UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 26, 2022

U.S. WELL SERVICES, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38025	81-1847117
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1360 Post Oak Boulevard Suite 1800
Houston, Texas		77056
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 832 562-3730

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (0.0001 par value)	USWS	NASDAQ Global Select Market
Warrants	USWSW	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On April 26, 2022, U.S. Well Services, Inc. (the “Company”) filed a shelf registration statement on Form S-3 (the “Registration Statement”) with the U.S. Securities and Exchange Commission (the “SEC”) to replace its previous shelf registration statement, which had expired. Pursuant to the Registration Statement, the Company may offer and sell, at its option, securities having an aggregate offering price of up to $400,000,000. On the same date, the Company entered into an equity distribution agreement (the “Agreement”) with Piper Sandler & Co. (the “Agent”), to replace its previous equity distribution agreement, which had expired. Pursuant to the Agreement, the Company may sell, from time to time through the Agent (the “ATM Offering”), shares of its Class A common stock, par value $0.0001 per share, having an aggregate offering price of up to $50,000,000 (the “Shares”). The Registration Statement includes a base prospectus (the “Base Prospectus”) and an equity distribution agreement prospectus relating to the ATM Offering, specifically relating to the sale of the Shares under the Agreement (the “ATM Prospectus,” and collectively with the Base Prospectus, the “Prospectus”) both of which form part of the Registration Statement. No Shares may be sold under the Prospectus until the Registration Statement has been declared effective by the SEC. Sales of the Shares, if any, under the Agreement may be made in transactions that are deemed to be “at the market offerings” as defined in Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”).

The Agreement contains customary representations, warranties and agreements by the Company, indemnification obligations of the Company and the Agent, including for liabilities under the Securities Act, other obligations of the parties and termination provisions. Under the terms of the Agreement, the Company will pay the Agent a commission equal to 3% of the gross sales price of the Shares sold.

The Company plans to use the net proceeds from any sales pursuant to the Agreement, after deducting the sales agent’s commissions and the Company’s offering expenses, for general corporate purposes.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to complete text of the Agreement, a copy of which is filed as Exhibit 1.1 to this Current Report on Form 8-K, and incorporated by reference herein.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy any Shares under the Agreement, nor shall there be any sale of such Shares in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
1.1

Equity Distribution Agreement, dated April 26, 2022, between U.S. Well Services, Inc. and Piper Sandler & Co. (Incorporated by reference to Exhibit 1.2 to the Company’s Registration Statement on Form S-3 filed on April 26, 2022).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

U.S. WELL SERVICES, INC.

Date:	April 26, 2022	By:	/s/ Kyle O'Neill
Kyle O'Neill Chief Financial Officer